Exhibit 13(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Funds, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	February 9, 2022

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 13(b)

 CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended November 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Ashley H. Lanham, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Financial Officer, and Principal Accounting Officer

Date:	February 9, 2022

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.